                                       POWER OF ATTORNEY

      Know all by these presents that the undersigned hereby constitutes and appoints each of Jonathan Read and Michael D. Harris, signing singly, the undersigned's true and lawful attorney-in-fact to do each of the following, provided, however, that the Power of Attorney shall not be used unless my signature is required and
I am unavailable:

(1) prepare and execute for and on behalf of the undersigned, in the undersigned's capacity as an officer, director or 10% beneficial owner of securities of Giga-tronics Incorporated (the "Company"), Forms 4 and 5 in accordance with Section 16(a) of the Securities Exchange Act of 1934 (the
"Exchange Act") and the rules thereunder, and any other forms or reports the undersigned may be required to file in connection with the undersigned's ownership, acquisition, or disposition of securities of the Company;

(2) prepare and execute Forms 144 required to be filed under the Securities Act of 1933 (the "Securities Act");

(3) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Form 4 or 5, or other form or report, and timely file such form or report with the United States
Securities and Exchange Commission and any stock exchange or similar authority;
and

(4) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

      The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with Section 16 of the Exchange Act.

      This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 4 and 5 with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

      IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 21st day of November, 2023.

                                                        /s/ Robin Shaffer
                                                        -----------------
                                                        Signature

                                                        Robin Shaffer
                                                        -------------
                                                        Print Name